BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Capital Appreciation V.I. Fund

(the “Fund”)

Supplement dated March 11, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund, each dated May 1, 2023

BlackRock Variable Series Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) between the Company, on behalf of the Fund, and the Company, on behalf of BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), in July 2023, pursuant to which the Fund would be reorganized into the Acquiring Fund (the “Reorganization”).

The Company, on behalf of the Fund and the Acquiring Fund, has determined not to proceed with the Reorganization at this time.

Shareholders should retain this Supplement for future reference.

PR2SAI-CAPVI-0324SUP